EXHIBIT 10.1


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                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   as Company,


                        PACIFICAMERICA MONEY CENTER, INC.
                                   as Seller,


               PACIFICAMERICA HOME EQUITY LOAN TRUST SERIES 1997-1
                                   as Issuer,

                                       and

                    BANKERS TRUST COMPANY OF CALIFORNIA, N.A.
                              as Indenture Trustee




                          -----------------------------


                       HOME EQUITY LOAN PURCHASE AGREEMENT

                          Dated as of December 11, 1997


                          -----------------------------





                    Fixed and Adjustable Rate Mortgage Loans



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                                TABLE OF CONTENTS
                                -----------------

                                    ARTICLE I

                                   DEFINITIONS
         Section 1.1.      DEFINITIONS........................................2

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS
         Section 2.1.      SALE OF INITIAL MORTGAGE LOANS....................16
         Section 2.2.      OBLIGATIONS REGARDING THE MORTGAGE LOANS..........16
         Section 2.3.      CONVEYANCE OF THE SUBSEQUENT MORTGAGE LOANS.......19
         Section 2.4.      PRE-FUNDING ACCOUNT...............................22
         Section 2.5.      INTEREST COVERAGE ACCOUNT.........................23

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH
         Section 3.1.      SELLER REPRESENTATIONS AND WARRANTIES.............24
         Section 3.2       COMPANY REPRESENTATIONS AND WARRANTIES............38

                                   ARTICLE IV

                               SELLER'S COVENANTS
         Section 4.1.      COVENANTS OF THE SELLER...........................39
         Section 4.2.      PAYMENT OF EXPENSES...............................40

                                    ARTICLE V

                  CONDITIONS TO INITIAL MORTGAGE LOAN PURCHASE

         Section 5.1.      CONDITIONS OF COMPANY'S OBLIGATIONS...............41

                                   ARTICLE VI

                      LIMITATION ON LIABILITY OF THE SELLER
                       WITH RESPECT TO THE MORTGAGE LOANS

         Section 6.1.      LIMITATION ON LIABILITY OF THE SELLER.............41


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                                   ARTICLE VII

                                   TERMINATION

         Section 7.1.      TERMINATION.......................................42
         Section 7.2.      OPTIONAL REDEMPTION...............................43

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS
         Section 8.1.      AMENDMENT.........................................44
         Section 8.2.      GOVERNING LAW.....................................44
         Section 8.3.      NOTICES...........................................44
         Section 8.4.      SEVERABILITY OF PROVISIONS........................45
         Section 8.5.      RELATIONSHIP OF PARTIES...........................46
         Section 8.6.      COUNTERPARTS......................................46
         Section 8.7.      FURTHER AGREEMENTS................................46
         Section 8.8.      INTENTION OF THE PARTIES..........................46
         Section 8.9.      SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE
                           AGREEMENT.........................................46
         Section 8.10.     SURVIVAL..........................................47
         Section 8.11.     THIRD PARTY BENEFICIARY...........................47

                                    Exhibits

Exhibit 1         Mortgage Loan Schedule for Initial Mortgage Loans

Exhibit 2         Subsequent Transfer Instrument


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                  This HOME EQUITY LOAN PURCHASE AGREEMENT (this "Agreement"), dated as of December 11, 1997, is made among PacificAmerica Money Center, Inc. (the "Seller"), Merrill Lynch Mortgage Investors, Inc. (the "Company"), PacificAmerica Home Equity Loan Trust Series 1997-1 (the "Issuer") and Bankers Trust Company of California, N.A.
(the "Indenture Trustee").

                             W I T N E S S E T H :

                  WHEREAS, the Seller owns certain Mortgage Loans indicated on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the "Initial Mortgage Loans"), including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Initial Mortgage Loans;

                  WHEREAS, pursuant to the terms of this Home Equity Loan Purchase Agreement the parties hereto desire that the Seller sell (i) the Initial Mortgage Loans to the Company on the Closing Date and (ii) the Subsequent Mortgage Loans to the Issuer on each Subsequent Transfer Date, and that the Seller make certain representations and warranties on the Closing Date and on each Subsequent Transfer Date;

                  WHEREAS, the Company will sell the Initial Mortgage Loans and transfer all of its rights under this Home Equity Loan Purchase Agreement to the Issuer on the Closing Date;

                  WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue and transfer to or at the direction of the Company, the Certificates;

                  WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue and transfer to or at the direction of the Company, the Notes; and

                  WHEREAS, pursuant to the terms of the Servicing Agreement, the Master Servicer will service the Mortgage Loans directly or through one or more Subservicers;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:




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                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.1. DEFINITIONS. For all purposes of this Agreement, all capitalized terms used herein shall have the meanings specified herein.

                  ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage Loans to the Trust pursuant to Section 2.3 herein, a notice given to the Rating Agencies, the Indenture Trustee, the Note Insurer and the Owner Trustee , which shall be given not later than seven Business Days prior to the related Subsequent Transfer Date, of the Seller's designation of Subsequent Mortgage Loans to be sold to the Issuer and the aggregate principal balance as of the Subsequent Cut-off Date of such Subsequent Mortgage Loans.

                  ADJUSTABLE RATE INITIAL MORTGAGE LOAN: Each of the Adjustable Rate Mortgage Loans transferred to the Issuer on the Closing Date.

                  ADJUSTABLE RATE MORTGAGE LOAN: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is subject to adjustment.

                  ADJUSTMENT DATE: As to each Adjustable Rate Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

                  APPRAISED VALUE: The appraised value of a Mortgaged Property based upon the lesser of (i) the appraisal made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

                  ASSIGNMENT OF MORTGAGE: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  BANKRUPTCY CODE:  The Bankruptcy Code of 1978, as amended.




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                  BASIC DOCUMENTS: The Trust Agreement, the Certificate of
Trust, the Indenture, this Agreement, the Insurance Agreement, the Indemnification Agreement, the Servicing Agreement, the Sub-Servicing Agreement and the other documents and certificates delivered in connection with any of the above.

                  BUSINESS DAY: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the City of New York, Delaware or California or in the city in which the corporate trust offices of the Indenture Trustee or the principal office of the Note Insurer are located, are required or authorized by law to be closed.

                  BUSINESS TRUST STATUTE: Chapter 38 of Title 12 of the Delaware Code, 12 DEL. Code ss.ss.3801 ET SEQ., as the same may be amended from time to time.

                  CARRY-FORWARD AMOUNT: With respect to the Notes and any Payment Date, an amount equal to (a) the amount determined pursuant to clause
(i) of the definition of Interest Payment Amount minus (b) the Guaranteed Interest Payment Amount.

                  CERTIFICATE OF TRUST: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

                  CERTIFICATES OR HOME EQUITY LOAN ASSET-BACKED CERTIFICATES:
The PacificAmerica Home Equity Loan Asset-Backed Certificates, Series 1997-1, evidencing the beneficial ownership interest in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

                  CERTIFICATEHOLDER: The Person in whose name a Certificate is registered in the Certificate Register. Pledgees of Certificates that have been pledged in good faith may be regarded as Certificateholders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

                  CLOSING DATE: December 18, 1997.

                  COLLECTION ACCOUNT: The account or accounts created and maintained pursuant to the Servicing Agreement. The Collection Account shall be an Eligible Account.

                  COMBINED LOAN-TO-VALUE RATIO: With respect to any Mortgage Loan which is secured by a second lien on the related Mortgaged Property and any date, the ratio, expressed as a percentage, the numerator of which is the sum of
(i) the unpaid principal balance of the Mortgage Loan plus (ii) the original principal balance of any second lien on the related Mortgaged



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Property as of such date, and the denominator of which is the lesser of (i) the
Appraised Value of the related Mortgaged Property as of the date of the appraisal used by or on behalf of the Seller to underwrite such Mortgage Loan or
(ii) the sale price of the related Mortgaged Property if such a sale occurred at origination of the Mortgage Loan.

                  COMPANY: Merrill Lynch Mortgage Investors, Inc., a Delaware corporation, and its successors and assigns.

                  CUT-OFF DATE: December 1, 1997.

                  DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

                  DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced with an Eligible Substitute Mortgage Loan.

                  DETERMINATION DATE: With respect to any Payment Date, the 15th day of the related month, or if the 15th day of such month is not a Business Day, the immediately preceding Business Day.

                  DUE DATE: The first day of the month of the related Payment Date.

                  DUE PERIOD: With respect to any Mortgage Loan and Due Date, the period commencing on the second day of the month preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the related Due Date.

                  ELIGIBLE ACCOUNT: An account that is either: (A) (1) (i) a segregated account or (ii) accounts maintained with an institution whose deposits are insured by the FDIC, (2) the unsecured and uncollateralized long term debt obligations of which institution shall be rated A+ or higher by Standard & Poor's and A1 or higher by Moody's and the unsecured and uncollateralized short term debt obligations of which institution shall be rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's, and (3) which is (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state; (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company or (v) approved in writing by the Note Insurer and each Rating Agency or (B) a



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segregated trust account or accounts maintained with the trust department of a federal or state chartered depository institution acceptable to the Note Insurer and each Rating Agency, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity.

                  ELIGIBLE INVESTMENTS:  One or more of the following:

                         (i) direct obligations of, and obligations fully guaranteed by, the United States of America, any of the Federal Home Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                        (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

                       (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by Standard & Poor's and A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (C) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities.

                        (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;




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                         (v) commercial paper having an original maturity of
         less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                        (vi) a guaranteed investment contract approved by each of the Rating Agencies and the Note Insurer and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

                       (vii) money market funds having ratings in the highest available long-term rating category of each of the Rating Agencies at the time of such investment; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in the Indenture; and

                      (viii) any investment approved in writing by each of the Rating Agencies and the Note Insurer.

provided, however, that each such instrument shall be acquired in an arm's length transaction and no such instrument shall be an Eligible Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations; provided further, however, that each such instrument acquired shall not be acquired at a price in excess of par.

The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.

                  ELIGIBLE SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Indenture Trustee and the Note Insurer, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller in the Collection Account in the month of substitution);
(ii) comply in all material respects with each representation and warranty set forth in clauses (i) through (lxvi) of Section 3.1(b) hereof other than clauses
(iii)-(xiv), (xli), (xliv), (lv) and (lix); (iii) have a Mortgage Rate (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, a weighted average Mortgage Rate) and, with respect to an Adjustable Rate Mortgage Loan, a Gross Margin, no lower than and not more than 1% per annum higher than the Mortgage Rate and Gross Margin, respectively, of the Deleted Mortgage Loan as of the



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                                       -7-

date of substitution; (iv) have a Loan-to-Value Ratio and Combined Loan-to-Value Ratio, if applicable, at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and, unless consented to by the Note Insurer, not more than one year less than) that of the Deleted Mortgage Loan; (vi) not be 30 days or more delinquent; (vii) have a property type, occupancy status, and credit quality based on the applicable underwriting guidelines that are at least as favorable as those of the Deleted Mortgage Loan and not provide for a balloon payment; (viii) in the case of each Adjustable Rate Mortgage Loan, have a next Adjustment Date not more than two months later than that of the Deleted Mortgage Loan; (ix) in the case of a Mortgage Loan substituted for an Adjustable Rate Mortgage Loan, be an Adjustable Rate Mortgage Loan; and (x) be acceptable to the
Note Insurer, in its sole discretion.

                  FIXED RATE INITIAL MORTGAGE LOAN: Each of the Fixed Rate Mortgage Loans transferred to the Issuer on the Closing Date.

                  FIXED RATE MORTGAGE LOAN: Each of the Mortgage Loans identified in the Mortgage Loan Schedule as having a Mortgage Rate that is fixed.

                  FUNDING PERIOD: The period beginning on the Closing Date and ending on the earlier of the date on which (a) the amount on deposit in the related Pre-Funding Account (net of any investment earnings thereon) is less than $10,000 or (b) the close of business on January 26, 1998.

                  GUARANTEED INTEREST PAYMENT AMOUNT: As to any Payment Date, an amount equal to interest accrued on the aggregate outstanding Principal Balance of the Mortgage Loans payable on the related Due Date minus the aggregate amount of the related Servicing Fee, the Indenture Trustee Fee, the Owner Trustee Fee, the Note Insurance Premium and the Minimum Spread, each as determined pursuant to the Basic Documents.

                  GROSS MARGIN: With respect to any Mortgage Loan, the percentage set forth as the "Gross Margin" for such Mortgage Loan on the Mortgage Loan Schedule, as adjusted from time to time in accordance with the terms of the Servicing Agreement.

                  HOME EQUITY LOAN PURCHASE AGREEMENT: This Agreement, dated December 11, 1997, among the Seller, the Company, the Indenture Trustee and the Issuer.

                  INDENTURE: The indenture, to be dated as of December 1, 1997, between the Issuer, as debtor, and the Indenture Trustee, as Indenture Trustee.

                  INDENTURE TRUSTEE: Bankers Trust Company of California, N.A., a national banking association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.



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                  INDEX: With respect to any Adjustable Rate Mortgage Loan, the index for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

                  INITIAL MORTGAGE LOAN: A Mortgage Loan transferred and conveyed by the Company to the Issuer on the Closing Date, as listed on the Mortgage Loan Schedule.

                  INSURANCE AGREEMENT: The Insurance Agreement, to be dated as of December 1, 1997, among the Master Servicer, the Seller, the Company, the Issuer, the Indenture Trustee and the Note Insurer, including any amendments and supplements thereto.

                  INTEREST COVERAGE ACCOUNT: The account established and maintained pursuant to Section 2.5 of this Agreement.

                  INTEREST COVERAGE ADDITION: As to any Payment Date, an amount, not less than $0.00, equal to the sum of (x) interest accrued for the related Interest Period on an amount equal to (i) the Original Pre-Funded Amount minus
(ii) the aggregate Principal Balance of any related Subsequent Mortgage Loans transferred prior to the related Interest Period, calculated at a rate equal to the Note Interest Rate and (y) the Note Insurance Premium accrued on the excess, if any, of the Original Pre-Funded Amount over the aggregate Principal Balance of any related Subsequent Mortgage Loans transferred prior to the related Interest Period.

                  INTEREST COVERAGE AMOUNT: The amount to be paid from proceeds received from the sale of the Notes for deposit into the related Interest Coverage Account pursuant to Section 2.5 hereof on the Closing Date, which amount shall be $110,219.87.

                  INTEREST PAYMENT AMOUNT: With respect to any Payment Date, an amount equal to the lesser of (i) interest accrued during the related Interest Period on the Note Principal Balances of the Notes at the then-applicable Note Interest Rate and (ii) the Guaranteed Interest Payment Amount.

                  ISSUER: PacificAmerica Home Equity Loan Trust Series 1997-1, a Delaware business trust, or its successor in interest.

                  LIEN: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agree ment, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.




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                  LOAN-TO-VALUE RATIO: With respect to any Mortgage Loan, as of any date of determination, a fraction expressed as a percentage, the numerator of which is the then current principal amount of the Mortgage Loan, and the denominator of which is the lesser of the Purchase Price or the Appraised Value of the related Mortgaged Property.

                  MASTER SERVICER: PacificAmerica Money Center, Inc. a Delaware corporation, and its successors and assigns.

                  MAXIMUM MORTGAGE RATE: With respect to each Adjustable Rate Mortgage Loan, the maximum Mortgage Rate as set forth in the related Mortgage Note.

                  MINIMUM MORTGAGE RATE: With respect to each Adjustable Rate Mortgage Loan, the minimum Mortgage Rate as set forth in the related Mortgage Note.

                  MONTHLY PAYMENT: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial Principal Prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

                  MORTGAGE: The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple interest in real property securing a Mortgage Loan.

                  MORTGAGE FILE: The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to Section 2.2 hereof or the Servicing Agreement.

                  MORTGAGE LOAN SCHEDULE: With respect to any date, the schedule of Mortgage Loans pledged under the Indenture on such date, including, as applicable, the schedule of Initial Mortgage Loans as of the Cut-off Date set forth in Exhibit 1 of this Agreement and such schedule, as amended by the Seller to reflect (i) Eligible Substitute Mortgage Loans and Deleted Mortgage Loans, and (ii) as of each Subsequent Transfer Date, any Subsequent Mortgage Loans, which schedules set forth as to each Mortgage Loan

                (i)        the loan number and name of the Mortgagor;

               (ii) the street address, city, state and zip code of the Mortgaged Property;

              (iii)        the Mortgage Rate at origination;




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                                      -10-

               (iv) with respect to an Adjustable Rate Mortgage Loan, the Maximum Rate and
                           the Minimum Rate;

                (v)        the maturity date;

               (vi)        the original principal balance;

              (vii)        the first payment date;

             (viii)        the type of Mortgaged Property;

               (ix) the Monthly Payment in effect as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

                (x) the Principal Balance as of the Cut-off Date (with respect to an Initial Mortgage Loan) or Subsequent Cut-off Date (with respect to a Subsequent Mortgage Loan);

               (xi) with respect to an Adjustable Rate Mortgage Loan, the Index, the Gross Margin; the Lifetime Rate Cap and the Periodic Rate Cap;

              (xii) with respect to an Adjustable Rate Mortgage Loan, the first Adjustment Date and next Adjustment Date, if any;

             (xiii) with respect to an Adjustable Rate Mortgage Loan, the Adjustment Date frequency and Payment Date frequency;

              (xiv)        the occupancy status;

               (xv)        the purpose of the Mortgage Loan;

              (xvi)        the Appraised Value of the Mortgaged Property;

             (xvii)        the original term to maturity;

            (xviii)        the paid-through date of the Mortgage Loan;

              (xix)        the Loan-to-Value Ratio;

               (xx) whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan; and



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                                      -11-

              (xxi) whether or not the Mortgage Loan was underwritten pursuant to a limited documentation program.

                  The Mortgage Loan Schedule shall also set forth the total of the amounts described under (ix) above for all of the Mortgage Loans.

                  MORTGAGE LOANS: At any time, collectively, all Mortgage Loans that have been sold or otherwise transferred and conveyed by the Seller to the Company or to the Issuer, as applicable, under this Agreement, in each case together with the Related Documents, and that remain subject to the terms thereof. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property and to Initial Mortgage Loans, Eligible Substitute Mortgage Loans and Subsequent Mortgage Loans.

                  MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

                  MORTGAGE RATE: With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan.

                  MORTGAGED PROPERTY: The underlying property, including real property and improvements thereon, securing a Mortgage Loan.

                  MORTGAGOR:  The obligor or obligors under a Mortgage Note.

                  NOTE INSURER: Financial Security Assurance Inc., a New York stock insurance corporation or any successor thereto.

                  NOTE INTEREST RATE: With respect to each Payment Date after the first Payment Date, a per annum rate equal to the lesser of (i) (a) with respect to each Payment Date up to and including the Payment Date on which the aggregate Principal Balance of the Mortgage Loans is less than 10% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans and the Original Pre-Funded Amount, One-Month LIBOR plus 0.26%, and (b) with respect to each Payment Date thereafter, One-Month LIBOR plus 0.52% and (ii) 15.00% per annum.

                  NOTE PRINCIPAL BALANCE: With respect to any Note, the initial principal balance thereof as of the Closing Date and reduced by all amounts distributed in respect of principal with respect to such Note.

                  NOTEHOLDER OR HOLDER: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Company, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be a Noteholder or Holder, nor shall any Note so owned be considered outstanding, for purposes of giving any request, demand,



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                                      -12-

authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement, provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Any Notes on which payments are made under the Note Insurance Policy shall be deemed Outstanding until the Note Insurer has been reimbursed with respect thereto and the Note Insurer shall be deemed the Noteholder thereof to the extent of such unreimbursed payment.

                  NOTES: PacificAmerica Home Equity Loan Asset-Backed Notes, Series 1997-1, designated as the "Notes" in the Indenture.

                  OFFICER'S CERTIFICATE: With respect to the Master Servicer, a certificate signed by the President, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee. With respect to the Seller, a certificate signed by the President, a Director, a Vice President or an Assistant Vice President, of the Seller, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 2.03(b)(vi) of this Agreement. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee.

                  OPINION OF COUNSEL: A written opinion of counsel acceptable to the Note Insurer, who may be in-house counsel for the Master Servicer if acceptable to the Indenture Trustee, the Note Insurer and the Rating Agencies or counsel for the Company, as the case may be.

                  ORIGINAL PRE-FUNDED AMOUNT: The amount deposited (from proceeds) in the Pre- Funding Account on the Closing Date, which amount is $23,831,323.

                  OWNER TRUSTEE: Wilmington Trust Company and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

                  PAYMENT ACCOUNT: The account established by the Indenture Trustee pursuant to Section 3.01 of the Indenture. The Payment Account shall be an Eligible Account.

                  PAYMENT DATE: The 25th day of each month, or if such day is not a Business Day, then the next Business Day.

                  PERIODIC RATE CAP: With respect to any Adjustable Rate Mortgage Loan, the maximum rate, if any, by which the Mortgage Rate on such Mortgage Loan can adjust on any Adjustment Date, as stated in the related Mortgage Note or Mortgage.

                  PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  PRE-FUNDED AMOUNT: With respect to any date of determination, the amount on deposit in the Pre-Funding Account.

                  PRE-FUNDING ACCOUNT: The account established and maintained pursuant to Section 2.4 of this Agreement.

                  PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Principal Balance of the Mortgage Loan as of the Cut-off Date or Subsequent Cut-off Date, as applicable, minus (ii) the sum of (a) the principal portion of the Monthly Payments which were received with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Payment Date, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with the Servicing Agreement with respect to such Mortgage Loan or REO Property, and (c) the principal portion of any Realized Loss with respect thereto for any previous Payment Date.

                  PROSPECTUS: The Prospectus Supplement dated December 11, 1997, together with the attached Prospectus dated June 19, 1997, with respect to the Notes.

                  PROSPECTUS SUPPLEMENT: The Prospectus Supplement dated December 11, 1997, with respect to the Notes.

                  PURCHASE PRICE: The meaning specified in Sections 2.1 and 2.3(a) of this Agreement.

                  RELATED DOCUMENTS: With respect to each Mortgage Loan, the documents specified in Section 2.2 of this Agreement and any documents required to be added to such documents pursuant to this Agreement, the Trust Agreement, the Indenture or the Servicing Agreement.

                  REO PROPERTY: A Mortgaged Property that is acquired by the Issuer by foreclosure or by deed in lieu of foreclosure.

                  REPURCHASE EVENT: With respect to any Mortgage Loan, either
(i) a discovery that, as of the Closing Date the related Mortgage was not a valid first lien on the related Mortgaged Property subject only to (A) the lien of real property taxes and assessments not yet due and payable, (B) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other permissible title exceptions as are permitted and (C) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Mortgage Loan as to which the Seller delivers an affidavit certifying that the original Mortgage Note has been lost or destroyed, a subsequent default on such Mortgage Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Mortgage Note.

                  REPURCHASE PRICE: With respect to any Mortgage Loan required to be repurchased on any date pursuant to this Agreement or permitted to be purchased by the Master Servicer pursuant to the Servicing Agreement, an amount equal to the sum, without duplication, of (i) 100% of the Principal Balance thereof (without reduction for any amounts charged off) and (ii) unpaid accrued interest at the Mortgage Rate on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or with respect to which an Advance was last made by the Master Servicer) to the first day of the month following the month of purchase plus (iii) the amount of any unreimbursed Servicing Advances or unreimbursed Advances made with respect to such Mortgage Loan plus (iv) any other amounts owed to the Master Servicer or the Subservicer pursuant to Section 3.07 of the Servicing Agreement and not included in clause (iii) of this definition.

                  REQUIRED SUBORDINATION AMOUNT: The Required Subordination Amount determined pursuant to the Indenture, which amount may be adjusted thereunder by mutual agreement of the Note Insurer and the Seller, under the circumstances set forth in Section 2.3(e) of this Agreement.

                  SECURITY:  Any of the Certificates or Notes.

                  SECURITYHOLDER or HOLDER: Any Noteholder or a
Certificateholder.

                  SELLER: PacificAmerica Money Center, Inc. a Delaware corporation, and its successors and assigns.

                  SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event in the performance by the Master Servicer of its servicing obligations, including, without duplication, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.13 of the Servicing Agreement.

                  SERVICING AGREEMENT: The Servicing Agreement, to be dated as of December 1, 1997, among the Master Servicer, the Indenture Trustee and the Issuer.

                  SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Note Insurer) by the Master Servicer or a Subservicer, as such list may be amended from time to time.

                  SUBSEQUENT CUT-OFF DATE: With respect to those Subsequent Mortgage Loans which are sold to the Trust pursuant to a Subsequent Transfer Instrument the date specified in the related Subsequent Transfer Instrument.

                  SUBSEQUENT MORTGAGE LOAN: A Mortgage Loan sold by the Seller to the Issuer pursuant to Section 2.3 of this Agreement, such Mortgage Loan being identified on the Mortgage Loan Schedule attached to a Subsequent Transfer Instrument, as set forth in such Subsequent
Transfer Instrument.

                  SUBSEQUENT TRANSFER DATE: With respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Mortgage Loans are sold to the Trust.

                  SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Seller and the Issuer substantially in the form of Exhibit 2 to this Agreement, by which Subsequent Mortgage Loans are sold to the Trust.

                  SUB-SERVICER: Advantage Mortgage Corp. USA, and its successors and assigns.

                  SUB-SERVICING AGREEMENT: The Sub-Servicing Agreement, to be dated as of December 1, 1997, between the Master Servicer and the Sub-Servicer.

                  TRUST: The PacificAmerica Home Equity Loan Trust Series 1997-1 to be created pursuant to the Trust Agreement.

                  TRUST AGREEMENT: The Trust Agreement, to be dated as of December 1, 1997, as amended and restated by the Amended and Restated Trust Agreement, to be dated as of December 1, 1997, between the Owner Trustee and the Company.

                  TRUST ESTATE: The meaning specified in the Granting Clause of the Indenture.

                  UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  UNDERWRITER: Merrill Lynch, Pierce, Fenner & Smith
Incorporated.

                                   ARTICLE II

                  SALE OF MORTGAGE LOANS AND RELATED PROVISIONS

                  Section 2.1.      SALE OF INITIAL MORTGAGE LOANS.

                  The Seller hereby sells, and the Company hereby purchases on the Closing Date, the Initial Mortgage Loans identified on the Mortgage Loan Schedule annexed hereto as Exhibit 1. In addition, the Seller shall deposit with the Indenture Trustee from proceeds of the issuance of the Notes on the Closing Date (i) the Original Pre-Funded Amount for deposit in the Pre- Funding Account and (ii) the Interest Coverage Amount for deposit in the Interest Coverage Account. The Initial Mortgage Loans will be fixed and adjustable rate, residential first lien mortgage loans. The Initial Mortgage Loans will have a Principal Balance as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received, of approximately $76,168,676.59. The sale of the Initial Mortgage Loans will take place on the Closing Date, subject to and simultaneously with the deposit of the Initial Mortgage Loans and the amounts in the Pre-Funding Account and the Interest Coverage Account into the Trust Estate, the issuance of the Securities and the sale of the Notes by the Issuer pursuant to the Underwriting Agreement. The purchase price (the "Purchase Price") for the Initial Mortgage Loans to be paid by the Company to the Seller on the Closing Date shall consist of the following:

                         (i) a payment in an amount equal to 99.396% of the aggregate Principal Balance of the Initial Mortgage Loans as of the close of business on the Cut-off Date, which payment shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date by or on behalf of the Company, or as otherwise agreed by the Company; and

                          (ii) delivery to the Seller of the Certificates issued by the Issuer pursuant to the Trust Agreement.


                  Section 2.2. OBLIGATIONS REGARDING THE MORTGAGE LOANS. (a) In connection with the conveyances by the Seller of the Initial Mortgage Loans and the Subsequent Mortgage Loans, the Seller shall on behalf of and at the direction of the Company deliver to, and deposit with, the Indenture Trustee, on or before the Closing Date in the case of an Initial Mortgage Loan, and one Business Day prior to the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, the following documents or instruments with respect to each Mortgage Loan (the "Mortgage File"):

                  (i) the original Mortgage Note endorsed to the order of "Bankers Trust Company of California, N.A., as trustee pursuant to the Indenture dated as of December 1, 1997, relating to the PacificAmerica Home Equity Loan Asset-Backed Notes, 1997-1";

                  (ii) the original Mortgage with evidence of recording thereon, or, if the original Mortgage has not yet been returned from the public recording office, a copy of the original Mortgage certified by the Seller, its designee or the public recording office in which such original Mortgage has been recorded;

                  (iii) an original assignment (which may be included in one or more blanket assignments if permitted by applicable law) of the Mortgage endorsed to "Bankers Trust Company of California, N.A., as trustee pursuant to the Indenture dated as of December 1, 1997, relating to the PacificAmerica Home Equity Loan Asset-Backed
         Notes,
         Series 1997-1", and otherwise in recordable form;

                  (iv) originals of any intervening assignments of the Mortgage, with evidence of recording thereon, or, if the original of any such intervening assignment has not yet been returned from the public recording office, a copy of such original intervening assignment certified by the Seller, its designee or the public recording office in which such original intervening assignment has been recorded;

                  (v) the original policy of title insurance (or a commitment for title insurance, if the policy is being held by the title insurance company pending recordation of the Mortgage or a binder or preliminary title policy if the final title insurance policy is not available);

                  (vi) a true and correct copy of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loan.

                  If a material defect in any Mortgage File is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders, the Certificateholders or the Note Insurer in such Mortgage Loan, including if any document required to be delivered to the Indenture Trustee has not been delivered (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above for 180 days following submission of the assignment if the Seller has submitted such assignment for recording pursuant to the terms of the following paragraph), the Seller shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Mortgage Loan for the related Mortgage Loan upon the same terms and conditions set forth in Section
3.1 hereof as to the Initial Mortgage Loans and the Subsequent Mortgage Loans and Section 2.3(c) hereof as to the Subsequent Mortgage Loans.

                  Within 30 days after the Closing Date in the case of an Initial Mortgage Loan or, in the case of a Subsequent Mortgage Loan, promptly after the Subsequent Transfer Date (or after the date of transfer of any Eligible Substitute Mortgage Loan), the Seller at its own expense shall complete and submit for recording in the appropriate public office for real property records each of the assignments referred to in clause (iii) above, with such assignment completed in favor of the Indenture Trustee. While such assignment to be recorded is being recorded, the Indenture Trustee shall retain a photocopy of such assignment. If any assignment is lost or returned unrecorded to the Indenture Trustee because of any defect therein, the Seller is required to prepare a substitute assignment or cure such defect, as the case may be, and the Seller shall cause such substitute assignment to be recorded in accordance with this paragraph.

                  In instances where an original Mortgage or any original intervening assignment of Mortgage is not, in accordance with clause (ii) or
(iv) above, delivered by the Seller to the Indenture Trustee prior to or on the Closing Date in the case of an Initial Mortgage Loan or, in the case of a Subsequent Mortgage Loan, prior to or on the Subsequent Transfer Date, the Seller will deliver or cause to be delivered the originals of such documents to the Indenture Trustee promptly upon receipt thereof.

                  Effective on the Closing Date, the Company hereby acknowledges its acceptance of all right, title and interest to the Initial Mortgage Loans and other property, existing on the Closing Date and thereafter created, conveyed to it pursuant to Section 2.1 and this Section
2.2.

                  The Indenture Trustee, as assignee or transferee of the Company, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Initial Mortgage Loans, minus that portion of any such payment which is allocable to the period prior to the Cut-off Date. No scheduled payments of principal due on or before the Cut-off Date and collected after the Cutoff Date shall belong to the Company pursuant to the terms of this Agreement. The Servicing Agreement shall provide that any late payment charges collected in connection with a Mortgage Loan shall be paid to the Master Servicer as provided therein.

                  (b) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Company on the Closing Date of all the Seller's right, title and interest in and to the Initial Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Company as of the Closing Date a security interest in all of the Seller's right, title and interest in, to and under the Initial Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the State of California (which shall be submitted for filing within 10 days after the Closing Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the interests of the Company and its assignees in each Initial Mortgage Loan and the proceeds thereof.

                  Section 2.3.      CONVEYANCE OF THE SUBSEQUENT MORTGAGE LOANS.

                  (a) Subject to the conditions set forth in paragraphs (b) and
(c) below in consideration of the Issuer's delivery on the related Subsequent Transfer Dates of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Issuer but subject to the other terms and provisions of this Agreement all of the right, title and interest of the Seller in and to (i) the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument delivered by the Seller on such Subsequent Transfer Date, (ii) principal due and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.2 above and the other items in the related Mortgage Files; PROVIDED, HOWEVER, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on each Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument shall be absolute and is intended by the Issuer and the Seller to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Seller to the Issuer. In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of each Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under the related Subsequent Mortgage Loans and such other property, to secure all of the Seller's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the State of California (which shall be submitted for filing as of the related Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the interests of the Issuer and its assignees in each Subsequent Mortgage Loan and the proceeds thereof.

                  The Issuer on each Subsequent Transfer Date shall acknowledge its acceptance of all right, title and interest to the related Subsequent Mortgage Loans and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section
2.3.

                  The Indenture Trustee, as assignee of the Issuer, shall be entitled to all scheduled principal payments due after each Subsequent Cut-off Date, all other payments of principal due and collected after each Subsequent Cut-off Date, and all payments of interest on the Subsequent Mortgage Loans, minus that portion of any such payment which is allocable to the period prior to the related Subsequent Cut-off Date. No scheduled payments of principal due on or before the related Subsequent Cut-off Date and collected after the related Subsequent Cut-off Date shall belong to the Issuer pursuant to the terms of thisn Agreement.

                  The Purchase Price paid for any Subsequent Mortgage Loan by the Indenture Trustee, at the direction of the Issuer, from amounts on deposit in the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate Principal Balances of the Subsequent Mortgage Loans so transferred (as identified on the Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument provided by the Seller).

                  (b) The Seller shall transfer to the Issuer the Subsequent Mortgage Loans and the other property and rights related thereto described in
Section 3 (a) above, and the Issuer shall cause to be released funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                  (i) the Seller shall have provided the Indenture Trustee and the Note Insurer with a timely Addition Notice, which notice shall be given no fewer than seven Business Days prior to the related Subsequent Transfer Date and shall designate the Subsequent Mortgage Loans to be sold to the Issuer and the aggregate Principal Balances of such Subsequent Mortgage Loans as of the related Subsequent Cut-off Date and any other information reasonably requested by the Indenture Trustee or the Note Insurer with respect to the Subsequent Mortgage Loans, provided that such notice shall be deemed to have been given to the
         Note Insurer in a timely manner with respect to the pool of proposed Substitute Mortgage Loans as to which information was provided to the
         Note Insurer on or about December 10, 1997.

                  (ii) the Seller shall have delivered to the Indenture Trustee a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit 2, (A) confirming the satisfaction of each condition precedent and representations specified in this Section
         2.3(b)
         and Section 2.3(c) following and in the related Subsequent Transfer Instrument and (B) including a Subsequent Mortgage Loan Schedule listing the Subsequent Mortgage Loans;

                  (iii) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument in the form of Exhibit 2, the Seller shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

                  (iv) such sale and transfer shall not result in a material adverse tax consequence to the Issuer or, due to any action or inaction on the part of the Seller, to the Securityholders;

                  (v)      the Funding Period shall not have terminated;

                  (vi) the Note Insurer shall have informed the Seller that the Subsequent Mortgage Loans are acceptable to the Note Insurer in its sole discretion, and the Seller shall have delivered to the Issuer and the Indenture Trustee, with a copy to the Note Insurer, an Officer's Certificate confirming such approval;

                  (vii) the Seller shall have delivered to the Indenture Trustee, the Rating Agencies and the Note Insurer Opinions of Counsel addressed to the Note Insurer, the Rating Agencies and the Indenture Trustee with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the
         Note Insurer and the Indenture Trustee on the Closing Date regarding certain bankruptcy, corporate and tax matters.

                  (c) The obligation of the Issuer to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the following conditions: (1) each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Instrument and this Agreement; (2) the Seller will select such Subsequent Mortgage Loans only in a manner that it reasonably believes is not adverse to the interests of the Noteholders or the Note Insurer; (3) the Seller will deliver to the Note Insurer and the Indenture Trustee certain Opinions of Counsel acceptable to the Note Insurer and the Indenture Trustee with respect to the validity of the conveyance of such Subsequent Mortgage Loans; and (4) as of each Subsequent Cut-off Date each Subsequent Mortgage Loan will satisfy the following criteria: such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-off Date; (ii) the remaining stated term to maturity of such Subsequent Mortgage Loan will not exceed 360 months; (iii) the lien securing any such Subsequent Mortgage Loan must be a first lien priority; (iv) such Subsequent Mortgage Loan must have an outstanding Principal Balance of at least $20,000 and no more than $350,000 as of the Subsequent Cut-off Date; (v) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "Description of the Home Equity Pool--Underwriting" in the Prospectus Supplement; (vi) such Subsequent Mortgage Loan must have a Loan-to-Value Ratio at origination of no more than 90.00%; and, if applicable, a Combined Loan-to-Value Ratio at origination of no more than 90.00%; (vii) the stated maturity of such Subsequent Mortgage Loan will be no later than 360 months; (viii) such Subsequent Mortgage Loan shall not provide for negative amortization; (ix) such Subsequent Mortgage Loan must have a fixed Mortgage Rate of at least 9.00% or, if an adjustable rate loan, a Gross Margin of at least 5.50%; (x) such Subsequent Mortgage Loan must not have a fixed Mortgage Rate if the aggregate principal balance of Fixed Rate Mortgage Loans included in the Trust Estate following the purchase of such Subsequent Mortgage Loan would be greater than 8.0% of the aggregate principal balance of all Mortgage Loans included in the Trust Estate following the purchase of such Subsequent Mortgage Loans and (xi) following the purchase of such Subsequent Mortgage Loan by the Issuer, the Mortgage Loans included in the Trust Estate must have a weighted average interest rate, a weighted average remaining term to maturity and a weighted average Loan-to-Value Ratio at origination, as of each respective Subsequent Cut-off Date, which would not vary materially from the Initial Mortgage Loans included initially in the

Trust Estate. In addition, the Indenture Trustee shall not agree to any transfer of Subsequent Mortgage Loans without a signed certification required pursuant to
Section 2.3(b)(vi). Subsequent Mortgage Loans with characteristics varying from those set forth above may be purchased by the Issuer and included in the Trust Estate if they are acceptable to the Note Insurer, in its sole discretion, as evidenced by the certification required pursuant to Section 2.3(b)(vi); provided, however, that the addition of such Mortgage Loans will not materially affect the aggregate characteristics of the entire Mortgage Loans. Upon the end of the Funding Period, the Note Insurer may adjust the Required Subordination Amount pursuant to Section 2.3(e) hereof.

                  (d) Within five Business Days after each Subsequent Transfer Date, the Seller shall deliver to the Rating Agencies, the Indenture Trustee and the Note Insurer a copy of the updated Mortgage Loan Schedule including the Subsequent Mortgage Loans in electronic format.

                  (e) In the event that a mortgage loan is not acceptable to the
Note Insurer as a Subsequent Mortgage Loan pursuant to Section 2.3(b)(vi) hereof, the Note Insurer and the Seller may mutually agree to the transfer of such mortgage loan to the Issuer as a Subsequent Mortgage Loan, subject to any increase in the Required Subordination Amount that may be agreed to by the Seller and the Note Insurer pursuant to the Indenture, in which event the Seller shall deliver to the Issuer and the Indenture Trustee, with a copy to the Note Insurer, an Officer's Certificate confirming the agreement to the transfer of such Subsequent Mortgage Loan and specifying the amount of such increase in the Required Subordination Amount.

                  Section 2.4.      PRE-FUNDING ACCOUNT.

                  (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain in the name of the Indenture Trustee one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Pre-Funding Account, Bankers Trust Company of California, N.A., as indenture trustee for the registered holders of PacificAmerica Home Equity Loan Asset Trust Series 1997-1" (the "Pre-Funding Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Pre-Funding Account and retain therein the Original Pre- Funded Amount remitted on the Closing Date to the Indenture Trustee by the Issuer from proceeds of the sale of the Notes. Funds deposited in the Pre-Funding Account shall be held in trust by the Indenture Trustee for the Holders of the Notes and the Note Insurer for the uses and purposes set forth herein. If the Indenture Trustee shall not have received an investment direction from the Issuer, the Indenture Trustee will invest funds deposited in the Pre-Funding Account in Eligible Investments of the kind described in clause
(vii) of the definition of Eligible Investments with a maturity date no later than the second Business Day preceding each Payment Date. The Issuer shall be the owner of the Pre-Funding Account and shall report all items of income, deduction, gain or loss arising therefrom. All income and gain realized from investment of funds deposited in the Pre-Funding Account shall be transferred to the Interest Coverage Account on the Business Day immediately preceding each Payment Date. The Issuer shall deposit in the Pre-Funding

Account the amount of any net loss incurred in respect of any such Eligible Investment immediately upon realization of such loss without any right of reimbursement therefor.

                  (ii) Amounts on deposit in the Pre-Funding Account shall be withdrawn by the Indenture Trustee as follows:

                           (A) On any Subsequent Transfer Date, upon the direction of the Issuer, the Indenture Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the Principal Balances of the Subsequent Mortgage Loans transferred and assigned to the Indenture Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.3 hereof with respect to such transfer and assignment; and

                           (B) If the Pre-Funded Amount has not been reduced to zero during the Funding Period, on the second Business Day immediately prior to the first Payment Date following the end of the Funding Period, the Indenture Trustee shall deposit into the Payment Account any amounts remaining in the Pre-Funding Account.

                  Section 2.5.      INTEREST COVERAGE ACCOUNT.

                  (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain on behalf of itself one or more segregated trust accounts, which shall be Eligible Accounts, titled "Interest Coverage Account, Bankers Trust Company of California, N.A., as indenture trustee for the registered holders of PacificAmerica Home Equity Loan Asset Trust Series 1997-1" (the "Interest Coverage Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Interest Coverage Account and retain therein the Interest Coverage Amount remitted on the Closing Date to the Indenture Trustee by the Issuer. In addition, the Indenture Trustee shall deposit into the Interest Coverage Account all income and gain on investments in the Pre-Funding Account pursuant to Section 2.4. Funds deposited in the Interest Coverage Account shall be held in trust by the Indenture Trustee for the Holders of the Notes and the Note Insurer for the uses and purposes set forth herein. If the Indenture Trustee shall not have received an investment direction from the Issuer, the Indenture Trustee will invest funds deposited in the Interest Coverage Account in Eligible Investments of the kind described in clause (vii) of the definition of Eligible Investments with a maturity date no later than the second Business Day preceding each Payment Date. The Seller shall deposit in the Interest Coverage Account the amount of any net loss incurred in respect of any such Eligible Investment immediately upon realization of such loss without any right of reimbursement therefor. The Seller shall be the owner of the Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom.

                  (b) On each Payment Date during the Funding Period and on the Payment Date immediately after the Funding Period, the Indenture Trustee shall withdraw from the Interest Coverage Account and deposit in the Payment Account the Interest Coverage Addition.

                  (c) On each Payment Date following the conveyance of a Subsequent Mortgage Loan to the Indenture Trustee, funds on deposit in the Interest Coverage Account in an amount equal to (i) the product of (a) the Pre-Funding Amount on the related Due Date (or in the case of the first Payment Date during the Funding Period, on the Closing Date) and (b) one-twelfth and (c) the weighted average of the applicable Note Interest Rates for the Notes minus
(ii) in the case of any Subsequent Mortgage Loan transferred to the Issuer during the related Due Period, the amount of any interest collected after the related Subsequent Cut-off Date and during such related Due Period shall be deposited into the Payment Account.

                  (d) Upon the earlier of (i) termination of the Trust Estate in accordance with Section 8.01 of the Trust Agreement and (ii) the Payment Date following the end of the Funding Period, any amount remaining on deposit in the Interest Coverage Account shall be withdrawn by the Indenture Trustee and paid to the Seller.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES FOR BREACH

                  Section 3.1. SELLER REPRESENTATIONS AND WARRANTIES. The Seller hereby represents and warrants to the Company, the Indenture Trustee and the
Note Insurer as of the date hereof and as of the Closing Date and as of each Subsequent Transfer Date (or if otherwise specified below, as of the date so specified):

         (a)      As to the Seller:

                  (i) The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not have a material adverse effect on the Seller's ability to enter into this Agreement and each Subsequent Transfer Instrument and to consummate the transactions contemplated hereby and thereby;

                  (ii) The Seller has the power and authority to make, execute, deliver and perform its obligations under this Agreement and each Subsequent Transfer Instrument and all of the transactions contemplated under this Agreement and each Subsequent Transfer Instrument, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and each Subsequent Transfer Instrument;

                  (iii) The Seller is not required to obtain the consent of any other Person or any consent, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any Subsequent Transfer Instrument, except for such consents, approvals or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be;

                  (iv) The execution and delivery of this Agreement and each Subsequent Transfer Instrument and the performance of the transactions contemplated hereby by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

                  (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or any Subsequent Transfer Instrument, the Notes or the Certificates which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement or any Subsequent Transfer Instrument;

                  (vi) This Agreement and each Subsequent Transfer Instrument constitute the legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity);

                  (vii) This Agreement constitutes a valid transfer and assignment to the Company of all right, title and interest of the Seller in and to the Cut-off Date Principal Balance of the Initial Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-off Date Principal Balance of the Initial Mortgage Loans and this Agreement and the related Subsequent Transfer Instrument constitute a valid transfer and assignment to the Issuer of all right, title and interest of the Seller in and to the Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Subsequent Cut-off Date Principal Balance of the Subsequent Mortgage Loans; and

                  (viii) The Seller is not in default with respect to any order or decree of any court or any order or regulation of any federal, state or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially adversely affect its performance hereunder; and

         (b) As to each Initial Mortgage Loan as of the Closing Date, and with respect to each Subsequent Mortgage Loan as of the related Subsequent Transfer Date, except as otherwise expressly stated:

                  (i) The information set forth on the Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date, each Subsequent Transfer Date and each date of substitution of an Eligible Substitute Mortgage Loan, as applicable, and the information regarding the Mortgage Loans on the computer diskette or tape delivered to the Note Insurer prior to the Closing Date, each Subsequent Transfer Date and each date of substitution of an Eligible Substitute Mortgage Loan, is true and accurate in all material respects and describes the same Mortgage Loans as the Mortgage Loans on the Mortgage Loan Schedule;

                  (ii) The Mortgage Loans are not being transferred with any intent to hinder, delay or defraud any creditors;

                  (iii) No more than 1.80% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by condominium units; no more than 3.00% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by attached housing; and no Initial Mortgage Loans were secured by properties in planned unit developments;

                  (iv) As of the Cut-off Date, the remaining term of each Mortgage Loan is not more than 360 months and not less than 177 months;

                  (v) No more than 22.68% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) have been the subject of cash-out refinances;

                  (vi) No more than 46.29% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) have been the subject of rate and term (no cash-out) refinances;

                  (vii) No fewer than 31.03% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) are purchase money loans;

                  (viii) No more than 19.95% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) are secured by Mortgaged Properties located in the State of California, and no more than 14.19% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) are located in any other state;

                  (ix) The original Principal Balances of the Initial Mortgage Loans ranged from $19,491.78 to $420,000.00. The average outstanding Principal Balance of the Initial Mortgage Loans (by Cut-off Date Principal Balance) is approximately $97,903.18;

                  (x) At least 92.40% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by a first lien on a parcel of real property improved by a single family detached residence; no more than 2.07% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by a first lien on a parcel of real estate improved by a two-to four-unit single family residence; no more than 0.49% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by a first lien on a parcel of real estate improved by manufactured housing; and no more than 0.24% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) were secured by a first lien on a parcel of real estate improved by a townhouse;

                  (xi) The earliest year of origination of any Initial Mortgage Loan is 1997 and the latest month and year of origination of any Initial Mortgage Loan is November,
         1997.

                  (xii) The Mortgage Rates borne by the Initial Mortgage Loans as of the Cutoff Date range from 7.4% per annum to 16.09% per annum and the weighted average Mortgage Rate (by Cut-off Date Principal Balance) of the Initial Mortgage loans was 11.02% per annum;

                  (xiii) No Initial Mortgage Loan in the Mortgage Pool had a Loan-to-Value Ratio at origination in excess of 90.00%, and the weighted average Loan-to-Value Ratio (by Cut-off Date Principal Balance) was equal to or less than 77.40%. Approximately 35.00% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) have a Loan-to-
         Value Ratio in excess of

 80% and none were covered by a Primary Insurance Policy;

                  (xiv) All of the Mortgage Loans are secured by first liens on the related Mortgaged Property; 18.91% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) have secondary financing on the related Mortgaged Property, which second lien is not included in the Trust Estate;

                  (xv) To the best of the Seller's knowledge, there is no valid offset, right of rescission, defense, claim or counterclaim of any obligor under any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, and any applicable right of rescission has expired, nor will the operation of any of the terms of such Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, recoupment, counterclaim or defense, including, without limitation, the defense of usury, and no such right of rescission, set-off, recoupment, counterclaim or defense has been asserted with respect thereto, and, to the best of Seller's knowledge, no Mortgagor as of the Cut-off Date or as of the Subsequent Cut-off Date, as applicable, of the applicable Mortgage was a debtor in any state or federal bankruptcy or insolvency proceeding;

                  (xvi) To the best of the Seller's knowledge, there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in clause (xix) below;

                  (xvii) To the best of the Seller's knowledge, as of the Cut-off Date in the case of an Initial Mortgage Loan or as of the related Subsequent Cut-off Date in the case of a Subsequent Mortgage Loan, each Mortgaged Property is free of material damage and is in good repair and there is no proceeding pending or threatened for the total or partial condemnation of any Mortgage Property;

                  (xviii) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property securing the related Mortgage Note and each Mortgaged Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of condominiums, PUDs and DE MINIMIS PUDs) subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan or referred to in the lender's title insurance policy delivered to the originator of the related Mortgage Loan and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage. Immediately prior to the sale of such Mortgage Loan to the Company in the case of an Initial Mortgage Loan and to the Issuer in the case of a Subsequent Mortgage Loan pursuant to this Agreement, the Seller had full right to sell and assign the same to the Company or the Issuer, as the case may be. Immediately following the sale of such Mortgage Loan to the Company and the Company's assignment and sale thereof to the Issuer in the case of an Initial Mortgage Loan and immediately following the sale of such Mortgage Loan to the Issuer in the case of a Subsequent Mortgage Loan, the Issuer will have good title thereto subject to no claims or liens other than the lien of the Indenture;

                  (xix) To the best of the Seller's knowledge, each Mortgage Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, the Federal Truth-In-Lending Act and disclosure laws and consummation of the transactions contemplated hereby, including without limitation, the receipt of interest by the owner of such Mortgage Loan or the holders of Notes secured thereby, will not violate any such laws. Each Mortgage Loan is being serviced in all material respects in accordance with applicable state and federal laws, including, without limitation, the Federal Truth-In- Lending Act and other consumer protection laws, real estate settlement procedures, usury, equal credit opportunity and disclosure laws;

                  (xx) Neither the Seller nor any prior holder of any Mortgage has impaired, waived, altered or modified the Mortgage or Mortgage Notes in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded, if necessary to protect the interests of the owner of such Mortgage Loan or the Notes, and which has been delivered to the Indenture Trustee); satisfied, canceled or subordinated such Mortgage in whole or in part; released the applicable Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation or satisfaction with respect thereto;

                  (xxi) A lender's policy of title insurance (on an ALTA or CLTA form) or binder, or other assurance of title customary in the relevant jurisdiction insuring the first lien priority of the Mortgage Loan in an amount at least equal to the original Principal Balance of each such Mortgage Loan or a commitment binder or commitment to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, which policy insures the Seller and successor owners of indebtedness secured by the insured Mortgage as to the first priority lien of the Mortgage as applicable. The Seller is, and such successor owners will be, the sole insured under such lender's title insurance policy; no claims have been made under such mortgage title insurance policy; no prior holder of the applicable Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy; and each such policy, binder or assurance contains all applicable endorsements;

                  (xxii) All of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property;

                  (xxiii) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation, subdivision law or ordinance, except where the failure to comply would not have a material adverse effect on the market value of the Mortgaged Property. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law except where the failure to comply would not have a material adverse effect on the market value of the Mortgaged Property;

                  (xxiv) Each Mortgage Note and the applicable Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors' rights generally or by equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by such parties;

                  (xxv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursement of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid and the Mortgagor is not entitled to any refund of amounts paid or due under the Mortgage Note;

                  (xxvi) Each Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure or if applicable, non-judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the property, subject to any applicable rights of redemption;

                  (xxvii) With respect to each Mortgage constituting a deed of trust, either a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage or if no duly qualified trustee has been properly designated and so serves, the Mortgage contains satisfactory provisions for the appointment of such trustee by the holder of the Mortgage at no cost or expense to such holder, and no fees or expenses are or will become payable by the Noteholders or the Note Insurer to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (xxviii) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof cannot be made, and no escrow deficits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the applicable Mortgage Note;

                  (xxix) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security other than real estate securing the Mortgagor's obligations and no Mortgage Loan is secured by more than one Mortgaged Property;

                  (xxx) To the best of the Seller's knowledge, as of the Closing Date in the case of an Initial Mortgage Loan, and as of the related Subsequent Transfer Date in the case of a Subsequent Mortgage Loan, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy substantially acceptable to the Seller which policy provides for fire extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located representing coverage in an amount not less than the lesser of (A) the maximum insurable value of the improvements securing such Mortgage Loan and (B) the outstanding Principal Balance of the related Mortgage Loan; if the improvement on the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium project. All individual insurance policies contain a standard mortgagee clause naming the Seller or the original holder of the Mortgage, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor. There has been no act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either;

                  (xxxi) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding Principal Balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis and (C) the maximum amount of flood coverage that is available under federal law;

                  (xxxii) Except for the Mortgage Loans referred to in clause
         (xli) as being delinquent, there is no material monetary default, breach, violation or event of acceleration existing under the Mortgage or the applicable Mortgage Note; and no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, and neither the Seller, any of its affiliates nor any Master Servicer or subservicer of any related Mortgage Loan has waived any default, breach, violation or event of acceleration; no foreclosure action is threatened or has been commenced with respect to the Mortgage Loan;

                  (xxxiii)    Each Mortgage Loan is being serviced by Advanta
         Mortgage Corp. USA;

                  (xxxiv) There is no obligation on the part of the Seller or any other party to make any payments with respect to the related Mortgage Loan in addition to the Monthly
         Payments required to be made by the applicable Mortgagor;

                  (xxxv) Any future advances made prior to the Cut-off Date in the case of an Initial Mortgage Loan and as of the related Subsequent Cut-off Date in the case of a Subsequent Mortgage Loan, with respect to any Mortgage Loan have been consolidated with the outstanding principal amount secured by such Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note with respect to any Mortgage Loan does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

                  (xxxvi) The Seller has caused or will cause to be performed any and all acts required to preserve the rights and remedies of the Company and the Issuer evidencing an interest in the Mortgage Loans in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Company or the Issuer, as applicable;

                  (xxxvii) To the best of the Seller's knowledge, except as set forth in clause (xli), there are no defaults by the Mortgagor in complying with the terms of any Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges which previously became due and owing have been paid, or, if required by the terms of the Mortgage Loan, an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments and
         (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds to the day which precedes by one month the Due Date of the first installment of principal and interest, including, without limitation, taxes and insurance payments, the Master Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage;

                  (xxxviii) At the time of origination, each Mortgaged Property was the subject of an appraisal which conforms to the underwriting requirements of the related originator; and the Mortgage File contains an appraisal of the applicable Mortgaged Property;

                  (xxxix) None of the Mortgage Loans are graduated payment Mortgage Loans or growth equity Mortgage Loans;

                  (xl) None of the Adjustable Rate Mortgage Loans permit or require the conversion of the related Mortgage Rate to a fixed rate;

                  (xli) (a) Except with respect to no more than 0.37% of the Initial Mortgage Loans (by Cut-off Date Principal Balance) and of the Mortgage Loans (by Principal Balance) as of the end of the Funding Period, none of the payments of principal of or interest on or in respect of any Initial Mortgage Loans shall be 30 days or more but less than 60 days past due as of December 1, 1997; none of the payments of principal or interest on or in respect of any Initial Mortgage Loans or Subsequent Mortgage Loans shall be 60 days or more past due as of the Cut-off Date or Subsequent Cut-off Date, as applicable; (b) except as set forth in clause (a) above, no Mortgage Loan has been contractually delinquent for more than one monthly installment period during the twelve months preceding the Cut-off Date or the Subsequent Cut-off Date, as applicable; (c) except as set forth in clause (a) above, all payments required to be made by the Mortgagor under the terms of the Mortgage Note have been made and credited; and (d) to the Seller's knowledge, there was no delinquent recording, tax or assessment lien against the property subject to any Mortgage, except where such lien was being contested in good faith and a stay had been granted against levying on the property;

                  (xlii) Upon payment of the Purchase Price for the Mortgage Loans by the Company or the Issuer, as applicable, pursuant to this Agreement, the Seller has transferred to the Company in the case of an Initial Mortgage Loan and to the Issuer in the case of a Subsequent Mortgage Loan good and marketable title to each Mortgage Note and Mortgage free and clear of any and all liens (except as set forth in clause (xviii) above), claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has or had full right and authority, subject to no participation of or agreement with any other person, to sell and assign the same, and following the sale of each Mortgage Loan, the Company, or the Issuer, as applicable, will own such Mortgage Loan free and clear of any encumbrance, equity interest, participation interest, lien, pledge, charge, claim or security interest;

                  (xliii) The Seller acquired any right, title and interest in and to the Mortgage Loans in good faith and without notice of any adverse claim;

                  (xliv) 89.19% of the Initial Mortgage Loans are Adjustable Rate Mortgage Loans and 10.81% of the Initial Mortgage Loans are Fixed Rate Mortgage Loans;

                  (xlv) The Mortgage Note, the Mortgage, the related Assignment of Mortgage and any other documents required to be delivered by the Seller have been or will be delivered to the Indenture Trustee. The Indenture Trustee is in possession of a complete, true and accurate Mortgage File in accordance with Section 2.2 hereof. Substantially all Mortgage Loans have monthly payments due on the first day of each month and each Mortgage Loan had an original term to maturity of no greater than 30 years;

                  (xlvi) All of the Mortgage Loans contain a due-on-sale provision except that all of the Mortgage Loans located in Minnesota that are purchase money loans are assumable;

                  (xlvii) Each of the Mortgage and the Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

                  (xlviii) The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

                  (xlix) To the best of the Seller's knowledge, there exists no violation of any local, state, or federal environmental law, rule or regulation in respect of the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property. The Seller has no knowledge of any pending action or proceeding directly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is in issue; and, to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and employment of such Mortgaged Property;

                  (l) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement in all material respects;;

                  (li) Immediately prior to the transfer to the Company or the Issuer, as applicable, the Seller had good and marketable title thereto, and the Seller is the sole owner of beneficial title to and holder of the Mortgage Loan. The Seller is conveying the same to the Company or the Issuer, as applicable, free and clear of any and all liens claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same pursuant to this Agreement, except for liens which will be released simultaneously with such conveyance;

                  (lii) For each Mortgage Loan, the related Mortgage File contains a true, accurate and correct copy of each of the documents and instruments required to be included therein;

                  (liii) The Seller, in its capacity as Master Servicer, meets all applicable requirements under the Servicing Agreement;

                  (liv) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan except in connection with an assumption agreement which has been delivered to the Indenture Trustee;

                  (lv) On the basis of a representation by the Mortgagor at the time of origination of the Mortgage Loans, at least 97.10% of the Initial Mortgage Loans (by Cutoff Date Principal Balance) will be secured by Mortgages on owner-occupied primary residence properties;

                  (lvi) None of the Initial Mortgage Loans (by Cut-off Date Principal Balance) provide for a balloon payment;

                  (lvii) No Mortgage Loan was originated based on an appraisal of the related Mortgaged Property made prior to completion of construction of the improvements thereon;

                  (lviii) None of the Mortgage Loans is a "buy down" mortgage loan;

                  (lix) As of the Cut-Off Date, the Mortgage Rate of each Adjustable Rate Initial Mortgage Loan was not more than 16.09% per annum and not less than 7.40% per annum, and the weighted average Mortgage Rate of the Adjustable Rate Initial Mortgage
         Loans was approximately 11.00% per annum;

                  (lx) No selection procedure reasonably believed by the Seller to be adverse to the interests of the Noteholders or the Note Insurer was utilized in selecting the Mortgage Loans;

                  (lxi) The terms of the Mortgage Note related to each Adjustable Rate Mortgage Loan provide that, following an initial period of six months, two years, three years or five years following the month in which such Mortgage Loan was originated and semiannually or annually thereafter (each such date, an "Adjustment Date"), the Mortgage

         Rate on such Mortgage Loan will be adjusted to equal the sum of (a) the related Index and (b) a fixed percentage amount specified in the related Mortgage Note (each, a "Gross Margin"), provided, however, that the Mortgage Rate generally will not increase or decrease by the related Periodic Rate Cap, and will not increase above a specified maximum Mortgage Rate over the life of the Adjustable Rate Mortgage Loan (the "Maximum Mortgage Rate") or decrease below a specified minimum Mortgage Rate over the life of the Adjustable Rate Mortgage Loan (the "Minimum Mortgage Rate").

                  (lxii) No material misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller, its affiliates or employees or to the best of the Seller's knowledge, any other person involved in the origination of the Mortgage Loan or in the application for any insurance in relation to such Mortgage Loan.

                  (lxiii) Each Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority.

                  (lxiv) With respect to each Mortgage Loan secured by manufactured housing, such manufactured housing is permanently affixed to a foundation and constitutes real estate under applicable state law.

                  (lxv) No Mortgage Loans are date of payment or simple interest loans.

                  (lxvi) The sale, transfer, assignment and conveyance of Mortgage Loans by the Seller pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Company, the Issuer or the Indenture Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Seller as due.

                  Upon discovery by the Seller or upon notice from the Company, the Note Insurer, the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, of a breach of any representation or warranty in subsection (a) of this Section which materially and adversely affects the interests of the Noteholders or the Certificateholders or the Note Insurer, as applicable, the Seller shall, within 45 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.

                  Upon discovery by the Seller or upon notice from the Company, the Note Insurer, the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, of a breach of any representation or warranty in this subsection (b) with respect to any Mortgage Loan or upon the occurrence of a Repurchase Event, which materially and adversely affects the value of the related Mortgage Loan or the interests of any Noteholders, Certificateholders or the Note Insurer, as applicable, or of the Company or the Issuer in such Mortgage Loan (notice of which shall be given to the Company and the Issuer by the Seller, with a copy to the Note Insurer, if it discovers the same) the Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Mortgage Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Mortgage Loan repurchased by the Seller shall be deposited or caused to be deposited by the Master Servicer in the Collection Account maintained by it pursuant to Section 3.06 of the Servicing Agreement. With respect to the representations and warranties contained herein that the Seller has made to the best of its knowledge, if it is discovered that the substance of any such representation and warranty was inaccurate as of the date such representation and warranty was made or deemed to be made, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interest therein of the Company or the Note Insurer, then notwithstanding the lack of knowledge by the Seller with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, the Seller shall take such action described in this paragraph in respect of such Mortgage Loan.

                  In the event that the Seller elects to substitute an Eligible Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this
Section 3.1, the Seller shall deliver to the Indenture Trustee on behalf of the Issuer, with respect to such Eligible Substitute Mortgage Loan or Loans, the original Mortgage Note and all other documents and agreements as are required by
Section 2.2 hereof, with the Mortgage Note endorsed as required by such Section
2.2 hereof. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Master Servicer and remitted by the Master Servicer to the Seller on the next succeeding Payment Date. For the month of substitution, distributions to the Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Seller shall cause the Master Servicer to amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan and the substitution of the Eligible Substitute Mortgage Loan or Loans and to deliver the amended Mortgage Loan Schedule to the Indenture Trustee.

Upon such substitution, the Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Mortgage Loan contained herein set forth in this Section 3.1(b), to the extent set forth in the definition of "Eligible Substitute Mortgage Loan", as of the date of substitution, and the Seller shall be obligated to repurchase or substitute for any Eligible Substitute Mortgage Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (such amount, a "Substitution Adjustment Amount"), if any, by which the aggregate principal balance of all such Eligible Substitute Mortgage Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution). The Seller shall pay the amount of such shortfall to the Master Servicer for deposit into the Collection Account on the day of substitution, without any reimbursement therefor.

                  Upon receipt by the Issuer and the Indenture Trustee of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Mortgage Loan and deposit of any applicable Substitution Adjustment Amount as provided above, the Indenture Trustee on behalf of the Issuer and the Note Insurer shall release to the Seller the related Mortgage File for the Mortgage Loan being repurchased or substituted for and the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.

                  It is understood and agreed that the obligation of the Seller to cure any breach with respect to or to repurchase or substitute for, any Mortgage Loan as to which such a breach has occurred and is continuing shall, except to the extent provided in Section 5.1 of this Agreement, constitute the sole remedy respecting such breach available to the Company, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.

                  It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Files to the Issuer.

                  Section 3.2 COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Seller, the Indenture Trustee and the Note Insurer as of the date hereof and as of the Closing Date that:

                  (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (b) The Company is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications and in which the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of the Company and the ability of the Company to perform under this Agreement.

                  (c) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; the Company has full power and authority to purchase the property to be purchased from the Seller and the Company has duly authorized such purchase by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Company by all necessary corporate action.

                  (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.


                                   ARTICLE IV

                               SELLER'S COVENANTS

                  Section 4.1. COVENANTS OF THE SELLER. The Seller hereby covenants as of the date hereof and as of the Closing Date and as of each Subsequent Transfer Date that, except for the transfer hereunder, on and after the Closing Date, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on, any Initial Mortgage Loan or Subsequent Mortgage Loan, whether now existing or hereafter created, or any interest therein; the Seller will notify the Issuer, on its own behalf and as assignee of the Company, the Indenture Trustee and the Note Insurer of the existence of any such Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Issuer, on its own behalf and as assignee of the Company, the Indenture Trustee and the Note Insurer in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

         In the event that the Indenture Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Mortgage Loans, on written demand by the Indenture Trustee, or upon the Seller's otherwise being given notice thereof by the Indenture Trustee, the Seller shall pay any and all such Transfer Taxes (it being understood that the Holders of the Notes, the Indenture Trustee and the Note Insurer shall have no obligation to pay such Transfer Taxes).

                  Section 4.2.      PAYMENT OF EXPENSES.

                  (a) The Seller will pay on the Closing Date all expenses incident to the performance of its obligations under this Agreement, including
(i) the preparation, printing and any filing of the preliminary prospectus, Prospectus Supplement and Prospectus (including any schedules or exhibits and any document incorporated therein by reference) originally filed and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Notes, (iii) the preparation, issuance and delivery of the certificates for the Notes to the Underwriter, including any charges of DTC in connection therewith;
(iv) the fees and disbursements of the Company's accountants and other advisors,
(v) the qualification of the Notes under securities laws in accordance with the provisions of Section 3(f) of the Underwriting Agreement, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith, (vi) the printing and delivery to the Underwriter of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of the Indenture Trustee and Owner Trustee, including the fees and disbursements of counsel for the Indenture Trustee and Owner Trustee in connection with the Indenture, the Trust Agreement and the Notes and (vii) any fees payable in connection with the rating of the Notes.

                  (b) If the Underwriting Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 9(a)(i) thereof, the Seller shall reimburse the Underwriter for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

                                    ARTICLE V

                  CONDITIONS TO INITIAL MORTGAGE LOAN PURCHASE

                  Section 5.1. CONDITIONS OF COMPANY'S OBLIGATIONS. The Company's obligation to purchase the Initial Mortgage Loans which it accepts for purchase hereunder shall be subject to each of the following conditions:

                              (i) the Mortgage File for each Initial Mortgage Loan shall have been delivered in accordance with this Agreement and the Trust Agreement;

                              (ii) the representations and warranties set forth in Section 3.1(b) hereof with respect to each Initial Mortgage Loan shall be true as of the
                                    Closing Date;

                              (iii) The Underwriter or its affiliates shall have
                                    had an opportunity to perform a due
                                    diligence review of each Mortgage Loan and shall have arranged for reappraisals of value with respect to each Mortgage Loan if desired by the Underwriter; and

                              (iv)  The Seller shall have provided to the
                                    Underwriter or its affiliates such other documents which are then required to have been delivered under this Agreement or which are reasonably requested by the Underwriter or its affiliates, which other documents may include UCC financing statements, a favorable opinion or opinions of counsel with respect to matters which are reasonably requested by the Underwriter, and/or an Officers' Certificate from the Underwriter.


                                   ARTICLE VI

                      LIMITATION ON LIABILITY OF THE SELLER
                       WITH RESPECT TO THE MORTGAGE LOANS

                  Section 6.1. LIMITATION ON LIABILITY OF THE SELLER. None of the directors, officers, employees or agents of the Seller shall be under any liability to the Company, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Basic Documents, the Seller shall not be under any liability to the Issuer, the Owner Trust, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising hereunder.

                                   ARTICLE VII

                                   TERMINATION

                  Section 7.1.      TERMINATION.

                  (a) Except as provided in Section 7.1(b) hereof, the respective obligations and responsibilities of the Seller, the Company, the Issuer and the Indenture Trustee created hereby shall terminate, except for the Seller's indemnity obligations as provided herein, upon the earlier of (i) the termination of the Issuer pursuant to the terms of the Trust Agreement and (ii) the purchase by the Seller from the Issuer of all, but not part, of the Mortgage Loans and all property acquired, in respect of any Mortgage Loan pursuant to
Section 7.2 hereof.

                  (b) The Company may terminate this Agreement, by notice to the Seller, at any time at or prior to the Closing Date:

                  (i) if the Underwriting Agreement is terminated by the Underwriter pursuant to the terms of the Underwriting Agreement or if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the financial condition, earnings, business affairs or business prospects of the Seller, whether or not arising in the ordinary course of business, or

                  (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Notes or to enforce contracts for the sale of the Notes, or

                  (iii) if trading in any securities of the Seller has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority,

                  (iv) if a banking moratorium has been declared by either Federal or New York authorities,

                  (v) a change in control of the Seller shall have occurred other than in connection with and as a result of the issuance and sale by the Seller or registered, publicly offered common stock;

                  (vi) there is (A) a material breach by the Seller of any representation and warranty contained in this Agreement or the Underwriting Agreement other than a representation or warranty relating to particular Mortgage Loans, and the Underwriter has reason to believe in good faith either that such breach is not curable within 2 (two) days or that such breach may not have been cured in all material respects at the expiration of 2 (two) days following discovery thereof by the Seller OR (B) a failure by the Seller to make any payment payable by it under this Agreement OR (C) any other failure by the Seller to observe and perform in any material respect its material covenants, agreements and obligations with the Company, including without limitation those contained in this Agreement, and the Company has reason to believe in good faith that such failure may not have been cured in all material respects at the expiration of 2 (two) days following discovery thereof by the Seller, or

                  (vii) the Seller fails to provide written notification to the Underwriter of any change in its loan origination, acquisition or appraisal guidelines or practices, or the Seller, without the prior consent of the Underwriter (which shall not be unreasonably withheld), amends in any material respect its loan origination, acquisition or appraisal guidelines or practices.

                  If this Agreement is terminated pursuant to this Section 7.1(b), such termination shall be without liability of any party to any other party except as provided in Section 4.2 hereof.

                  Section 7.2. OPTIONAL REDEMPTION. (a) Subject to the provisions of clause (b) below, the Seller has the right to purchase the Mortgage Loans in whole, but not in part, on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Mortgage Loans as of any Payment Date is less than or equal to 10% of the sum of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount. The purchase price will be equal to 100% of the aggregate outstanding Note Principal Balance and accrued and unpaid interest thereon (including any Carry-Forward Amount) at the Note Interest Rate through the date on which the Notes are redeemed in full together with all amounts due and owing, including any such amounts due and owing in connection with such redemption, to the Note Insurer, the Master Servicer and the Indenture Trustee. If such right is exercised by the Seller, the Seller shall deposit the amount calculated above with the Indenture Trustee pursuant to Section 5.02 of the Indenture and, upon the receipt of such deposit, the Indenture Trustee shall release to the Seller pursuant to Section 8.07 of the Indenture the Mortgage Files pertaining to the Mortgage Loans being purchased.

                  (b) The Seller, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the Mortgage Loans are to be released to the Seller, appropriate documents assigning each such Mortgage Loan from the Indenture Trustee or the Trust to the Seller or the appropriate party.


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  Section 8.1. AMENDMENT. This Agreement may be amended from time to time by the Seller, the Indenture Trustee and the Company by written agreement signed by the Seller, the Indenture Trustee and the Company, with the prior written consent of the Note Insurer.

                  Section 8.2. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  Section 8.3. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  (i)         if to the Seller:

                                    PacificAmerica Money Center, Inc.
                                    21031 Ventura Boulevard
                                    Woodland Hills, CA 91364-2210
                                    Attention:

or, such other address as may hereafter be furnished to the Company in writing by the Seller.

                  (ii)        if to the Company:

                     Merrill Lynch Mortgage Investors, Inc.
                                    North Tower
                                    World Financial Center
                                    New York, NY 10281-1201
                                    Attention: Legal Department

or such other address as may hereafter be furnished to the Seller in writing by the Company.

          (iii)       if to the Issuer:

                            PacificAmerica Home Equity Loan Trust Series 1997-1 c/o PacificAmerica Money Center, Inc.
                            21031 Ventura Boulevard
                            Woodland Hills, CA 91364-2210
                            Attention:

or such other address as may hereafter be furnished to the Seller in writing by the Issuer.

          (iv)        if to the Indenture Trustee:

                            Bankers Trust Company of California, N.A.
                            3 Park Plaza, 16th Floor
                            Irvine, California 92614
                            Attention: PacificAmerica Series 1997-1

or such other address as may hereafter be furnished to the Seller in writing by the Indenture Trustee.

          (v)         if to the Note Insurer:

                            Financial Security Assurance
                            350 Park Avenue
                            New York, NY 10022
                            Attention: Surveillance Department
                            Re: PacificAmerica Home Equity Loan
                            Asset-Backed Notes
                            Series 1997-1

                  Telecopy No.: (212) 339-3518, (212) 359-3529
                          Confirmation: (212) 826-0100

                  Section 8.4. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  Section 8.5. RELATIONSHIP OF PARTIES. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto, and the services of the Seller shall be rendered as an independent contractor and not as agent for the Company.

                  Section 8.6. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts together shall constitute one and the same agreement.

                  Section 8.7. FURTHER AGREEMENTS. The Company, the Indenture Trustee and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement. Each of the Company and the Seller agrees to use its best reasonable efforts to take all actions necessary to be taken by it to cause the Notes to be issued and rated in the highest rating category by each of the Rating Agencies, and each party will cooperate with the other in connection therewith.

                  Section 8.8. INTENTION OF THE PARTIES. It is the intention of the parties that (i) the Company will be purchasing on the Closing Date, and the Seller will be selling on the Closing Date, the Initial Mortgage Loans, rather than the Company providing a loan to the Seller secured by the Initial Mortgage Loans on the Closing Date, and (ii) the Issuer will be purchasing on each Subsequent Transfer Date, and the Seller will be selling on each Subsequent Transfer Date, the related Subsequent Mortgage Loans, rather than the Issuer providing a loan to the Seller secured by the related Subsequent Mortgage Loans on each Subsequent Transfer Date. Accordingly, the parties hereto each intend to treat this transaction with respect to the transaction for federal income tax purposes as (i) a sale by the Seller, and a purchase by the Company, of the Initial Mortgage Loans on the Closing Date and (ii) a sale by the Seller, and a purchase by the Issuer, of the related Subsequent Mortgage Loans on each Subsequent Transfer Date. The Company and the Issuer will have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Company and/or the Issuer in the course of such review.

                  Section 8.9. SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Company, the Issuer, the Indenture Trustee and the Note Insurer and their respective successors and assigns. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Company and the Note Insurer, which consent shall be at the Company's and the Note Insurer's sole discretion. The parties hereto acknowledge that (i) the Company is acquiring the Initial Mortgage Loans for the purpose of selling them to the Issuer, who will in turn pledge the Initial Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer and (ii) the Issuer is acquiring the Subsequent Mortgage Loans for the purpose of pledging the Subsequent Mortgage Loans to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer. As an inducement to the Company and the Issuer to purchase the Mortgage Loans, the Seller acknowledges and consents to (i) the assignment by the Company to the Issuer of all of the Company's rights against the Seller pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement and (ii) the assignment by the Issuer to the Indenture Trustee and the Note Insurer of such rights and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement. Such enforcement of a right or remedy by the Issuer, the Owner Trustee, the Indenture Trustee or the Note Insurer, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Company or the Issuer directly.

                  Section 8.10. SURVIVAL. The representations and warranties made herein by the Seller and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

                  Section 8.11. THIRD PARTY BENEFICIARY. The Note Insurer shall be a third party beneficiary hereof and shall be entitled to enforce the provisions of this Agreement as if a party hereto.

                  IN WITNESS WHEREOF, the Seller and the Company have caused their names to be signed to this Home Equity Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                         as Company

                                     By:_________________________________
                                     Name:
                                     Title:


                                     PACIFICAMERICA MONEY CENTER, INC. as Seller

                                     By:__________________________________
                                     Name:
                                     Title:


                                     PACIFICAMERICA HOME EQUITY LOAN
                                     TRUST SERIES 1997-1
                                          as Issuer

                                     By: WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely in its
                                     capacity as Owner Trustee

                                     By:_________________________________
                                                 Authorized Signatory


                                     BANKERS TRUST COMPANY OF CALIFORNIA,
                                     N.A.
                                             as Indenture Trustee

                                     By:_________________________________
                                     Name:
                                     Title:

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT 2

                         SUBSEQUENT TRANSFER INSTRUMENT

                  Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated ___________, 199_, between PacificAmerica Money Center, Inc. as seller (the "Seller"), and PacificAmerica Home Equity Loan Trust Series 1997-1 as issuer (the "Issuer"), and pursuant to the Home Equity Loan Purchase Agreement, dated as of December 11, 1997, among the Seller, the Issuer, Merrill Lynch Mortgage Investors, Inc. and Bankers Trust Company of California, N.A. (the "Home Equity Loan Purchase Agreement"), the Seller and the Issuer agree to the sale by the Seller and the purchase by the Issuer of the Mortgage Loans listed on the attached Subsequent Mortgage Loan Schedule (the "Subsequent Mortgage Loans").

                  Capitalized terms used and not defined herein have their respective meanings as set forth in Section 1.1 of the Home Equity Loan Purchase Agreement, which meanings are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  Section 1.        CONVEYANCE OF SUBSEQUENT MORTGAGE LOANS.

                  (a) The Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all principal received and interest accruing on the Subsequent Mortgage Loans on and after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.2 of the Home Equity Loan Purchase Agreement; provided, however, that the Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date. The Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Indenture Trustee each item set forth in Section
2.2 of the Home Equity Loan Purchase Agreement. The transfer to the Issuer by the Seller of the Subsequent Mortgage Loans identified on the Subsequent Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Issuer, the Indenture Trustee and the Noteholders to constitute and to be treated as a sale by the Seller.

                  The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Issuer on the Subsequent Transfer Date of all the Seller's right, title and interest in and to the Subsequent Mortgage Loans, and other property as and to the extent described above.
In the event the transactions set forth herein shall be deemed not to be a sale, the Seller hereby grants to the Issuer as of the Subsequent Transfer Date a security interest in all of the Seller's right, title and interest in, to and under the Subsequent Mortgage Loans, and such other property, to secure all of the Issuer's obligations hereunder, and this Agreement shall constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including without limitation the filing of all necessary UCC-1 financing statements filed in the State of Delaware and the State of California (which shall be submitted for filing as of the Subsequent Transfer Date), any continuation statements with respect thereto and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Seller, as are necessary to perfect and protect the Issuer's interests in each Subsequent Mortgage Loan and the proceeds thereof.

                  (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Home Equity Loan Purchase Agreement shall be borne by the Seller.

                  (c) Additional terms of the sale are set forth on Attachment A hereto.

                  Section 2.  REPRESENTATIONS AND WARRANTIES; CONDITIONS
PRECEDENT.

                  (a) The Seller hereby affirms the representations and warranties set forth in Section 3.1 of the Home Equity Loan Purchase Agreement that relate to the Seller or the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in
Section 2.3(b) of the Home Equity Loan Purchase Agreement are satisfied as of the date hereof and further represents and warrants that each Subsequent Mortgage Loan complies with the requirements of this Instrument and Section 2.3(c) of the Home Equity Loan Purchase Agreement.

                  (b) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Instrument or by the performance of its obligations hereunder nor is it aware of any pending insolvency; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

                  (c) All terms and conditions of the Home Equity Loan Purchase Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Home Equity
Loan Purchase Agreement.

                  Section 3.        RECORDATION OF INSTRUMENT.

                  To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Noteholders' expense on direction of the Majority Noteholders or the Note Insurer, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or the Note Insurer or is necessary for the administration or servicing of the Mortgage Loans.

                  Section 4.        GOVERNING LAW.

                  This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

                  Section 5.        COUNTERPARTS.

                  This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.


                  Section 6.        SUCCESSORS AND ASSIGNS.

                  This Instrument shall inure to the benefit of and be binding upon the Seller and the Issuer and their respective successors and assigns.


                                     PACIFICAMERICA MONEY CENTER, INC.


                                     By:_________________________________
                                     Name:_______________________________
                                     Title:______________________________




                                     TRUST SERIES 1997-1

                                     By: WILMINGTON TRUST COMPANY, not in its
                                     individual capacity but solely in its
                                     capacity as Owner Trustee


                                     By:________________________________
                                               Authorized Signatory

ATTACHMENTS
-----------

         A.       Additional terms of the sale.
         B.       Schedule of Subsequent Mortgage Loans.
         C.       Opinions of Seller's counsel (bankruptcy, corporate).
         D.       Seller's Officer's Certificate.
         E. Seller's Officer's Certificate (confirmation of Note Insurer approval).

                         PACIFICAMERICA HOME EQUITY LOAN
                                  ASSET-BACKED-
                              NOTES, SERIES 1997-1
                 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT
                                  Series 1997-1
                                 ________, 199__

A.

         1.   Subsequent Cut-off Date:
         2.   Pricing Date:
         3.   Subsequent Transfer Date:
         4. Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date:
         5.   Purchase Price:                                     100.00%

B.

         As to all the Subsequent Mortgage Loans the subject of this Instrument:

         1.   Longest stated term to maturity:                    _____ months
         2.   Minimum Mortgage Rate:                              _____ %
         3.   Maximum Mortgage Rate:                              _____ %
         4.   WAC of all Mortgage Loans:                          _____ %
         5.   WAM of all Mortgage Loans:                          _____ %
         6.   Largest Principal Balance:                          $________
         7.   Non-owner occupied Mortgaged Properties:            _____ %
         8.   California zip code concentration:                  _____ %
         9.   Condominiums:                                       _____ %
         10.  Single-family:                                      _____ %
         11.  Weighted average term since origination:
         12.  [January/February/March 1998] first payment date:   _____ %